T. Rowe Price QM Global Equity Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2021

On page 6, the portfolio manager table under “Management” is supplemented as follows:

Effective November 1, 2021, David Corris and Jordan Pryor will become portfolio managers and cochairs of the fund’s Investment Advisory Committee, and Sudhir Nanda will step down as a portfolio manager and cochair of the fund’s Investment Advisory Committee. Messrs. Corris and Pryor joined T. Rowe Price in 2021 and 2014, respectively.

On page 8, the disclosure under “Portfolio Management” is supplemented as follows:

Effective November 1, 2021, David Corris and Jordan Pryor will become portfolio managers and cochairs of the fund’s Investment Advisory Committee, and Sudhir Nanda will step down as a portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Corris joined T. Rowe Price in 2021, and his investment experience dates from 2003. During the past five years, Mr. Corris has served as a portfolio manager at the Firm and, prior to joining the Firm, he served as the head of the Disciplined Equity team, a hybrid quant and fundamental platform, at Bank of Montreal Global Asset Management (BMO). Mr. Pryor joined T. Rowe Price in 2014, and his investment experience dates from that time. Mr. Pryor has served as a quantitative analyst at the Firm during the past five years.

The date of this supplement is October 12, 2021.

F203-041 10/12/21